UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 29, 2016

ROFIN-SINAR TECHNOLOGIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21377	38-3306461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40984 Concept Drive, Plymouth, MI		48170
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (734) 455-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders (the “Special Meeting”) and the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Rofin-Sinar Technologies Inc. (the "Company") were held on June 29, 2016, to vote on the proposals described in the Company’s definitive proxy statements in connection with the Special Meeting and the Annual Meeting, each filed with the Securities and Exchange Commission on May 25, 2016.

Special Meeting

At the Special Meeting, stockholders approved (i) the proposal to adopt the Merger Agreement, dated as of March 16, 2016, by and among the Company, Coherent, Inc. and Rembrandt Merger Sub Corp. (the “Merger Agreement”), and (ii) the proposal to approve, on a non-binding, advisory basis, certain compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise relates to the merger (the “Merger-Related Named Executive Officer Compensation Proposal”).

A total of 22,087,061 shares (77.96% of 28,332,903 shares outstanding and entitled to vote as of May 12, 2016, the record date for the Special Meeting) present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the Special Meeting. Set forth below are the final voting results for each of the proposals.

Proposal 1
Adoption of the Merger Agreement

For	Against	Abstain	Broker Non-Votes
21,132,295	906,377	48,389	—

Proposal 2
Since there were sufficient votes cast at the Special Meeting to adopt the Merger Agreement, Proposal 2--to approve the adjournment of the Special Meeting to permit further solicitation of proxies, if necessary or appropriate, to adopt the Merger Agreement--was moot and therefore not presented or voted on at the Special Meeting.

Proposal 3
Merger-Related Named Executive Officer Compensation Proposal

For	Against	Abstain	Broker Non-Votes
20,716,549	1,306,311	64,201	—

Annual Meeting

At the Annual Meeting, stockholders took the following actions: (i) elected three directors to serve for a term to expire in 2019 and until their respective successors have been duly elected or appointed, provided that if the Merger is completed, their term will expire at the effective time of the Merger; (ii) ratified the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.

At the Annual Meeting, stockholders failed to approve four separate proposals to amend the Company’s certificate of incorporation in order to declassify the Company’s board of directors and provide for the annual election of directors (the “Board Declassification Proposal”), eliminate the supermajority voting requirements

(the “Supermajority Voting Elimination Proposal”), enable stockholders holding, in the aggregate, a net-long position in shares representing at least 25% of all outstanding shares the right to call a special meeting of stockholders (the “Special Meeting Proposal”), enable stockholder action by written consent (the “Stockholder Written Consent Proposal”).

A total of 23,728,320 shares (83.75% of 28,332,903 shares outstanding and entitled to vote as of May 12, 2016, the record date for the Annual Meeting) present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the Annual Meeting. Set forth below are the final voting results for each of the proposals.

Proposal 1 - Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Carl F. Baasel	17,715,534	4,087,257	5,312	1,920,217
Daniel J. Smoke	19,110,729	2,692,062	5,312	1,920,217
Gary K. Willis	20,798,695	1,004,096	5,312	1,920,217

Each of the three nominees has been elected to serve for a term to expire in 2019 and until their respective successors have been duly elected or appointed, provided that if the Merger is completed, their term will expire at the effective time of the Merger.

Proposal 2 - Board Declassification Proposal

For	Against	Abstain	Broker Non-Votes
21,789,365	8,929	9,809	1,920,217

Since the number of shares voted in favor of Proposal Number 2 represent less than 80% of the affirmative vote of the holders of the outstanding shares of common stock entitled to vote at the Annual Meeting, the amendment to the Company's Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors has not been adopted.

Proposal 3 - Supermajority Voting Elimination Proposal

For	Against	Abstain	Broker Non-Votes
21,785,315	13,413	9,375	1,920,217

Since the number of shares voted in favor of Proposal Number 3 represent less than 80% of the affirmative vote of the holders of the outstanding shares of common stock entitled to vote at the Annual Meeting, the amendment to the Company's Certificate of Incorporation to eliminate the supermajority voting requirements has not been adopted.

Proposal 4 - Special Meeting Proposal

For	Against	Abstain	Broker Non-Votes
21,772,993	26,152	8,958	1,920,217

Since the number of shares voted in favor of Proposal Number 4 represent less than 80% of the affirmative vote of the holders of the outstanding shares of common stock entitled to vote at the Annual Meeting, the amendment to the Company's Certificate of Incorporation to enable certain stockholders to call special meetings has not been adopted.

Proposal 5 - Stockholder Written Consent Proposal

For	Against	Abstain	Broker Non-Votes
20,602,327	1,197,313	8,463	1,920,217

Since the number of shares voted in favor of Proposal Number 5 represent less than 80% of the affirmative vote of the holders of the outstanding shares of common stock entitled to vote at the Annual Meeting, the amendment to the Company's Certificate of Incorporation to enable stockholder action by written consent has not been adopted.

Proposal 6 - Auditor Ratification Proposal

For	Against	Abstain	Broker Non-Votes
23,024,456	697,569	6,295	—

Since the number of shares voted in favor of Proposal Number 6 represent more than a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, the appointment of Deloitte and Touche LLP has been ratified.

Proposal 7 - Say-on-Pay Proposal

For	Against	Abstain	Broker Non-Votes
21,115,532	682,063	10,508	1,920,217

Since the number of shares voted in favor of Proposal Number 7 represent more than a majority of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote, Proposal 7 has been approved.

Item 8.01. Other Events.
On June 30, 2016, the Company issued a press release announcing stockholder adoption of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by the Company, dated June 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rofin-Sinar Technologies Inc.
(Registrant)

By: /s/ Cindy Denis
Cindy Denis
Secretary

Date: June 30, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by the Company, dated June 30, 2016